================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2007


                            BSD MEDICAL CORPORATION.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-10783               75-1590407
----------------------------       ------------        ------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)        Identification No.)



              2188 West 2200 South
              Salt Lake City, Utah                            84119
    ----------------------------------------                ----------
    (Address of Principal Executive Offices)                (Zip Code)


                                 (801) 972-5555
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On May 1, 2007, BSD Medical Corporation (the "Company") hired Dennis P. Gauger (age 55) to serve as the Company's Chief Financial Officer and Principal Accounting Officer. On May 1, 2007, the Company and Mr. Gauger entered into an Independent Contractor Agreement, the material terms of which have been outlined below. For the past three months, Mr. Gauger has provided financial and compliance consulting services to the Company.

         Mr. Gauger is a licensed Certified Public Accountant in Utah and Nevada. Over the past nine years, he has served several public and private companies in a variety of industries as a part-time, contract financial executive, corporate troubleshooter and consultant. Previously, from 1977 to 1998, Mr. Gauger worked for Deloitte & Touche LLP, an international accounting and consulting firm, including 9 years as an accounting and auditing partner, where he directed domestic and international firm interactions with senior executive management, audit committees, and boards of directors. Mr. Gauger holds a B.S. degree in Accounting from Brigham Young University. He is a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants.

         On May 1, 2007, the Company entered into an Independent Contractor Agreement with Mr. Gauger to render part-time services to the Company for an initial term of one (1) year. The Agreement automatically renews for an additional one (1) year period at the end of each then existing term, unless one party gives to the other thirty (30) days prior written notice to terminate.

         Mr. Gauger shall serve as the Company's Chief Financial Officer and Principal Accounting Officer under the direction of the President, Chief Executive Officer, Board of Directors and the Audit Committee. Mr. Gauger shall be compensated $6,000 per month for services rendered.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01     Financial Statements and Exhibits

              Exhibit No.     Exhibit Description
              -----------     -------------------

              10.1            Independent Contractor Agreement dated May 1, 2007

              99 Press Release "BSD Medical Corp. Names Dennis Gauger Chief Financial Officer" dated May 2, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BSD MEDICAL CORPORATION,
                                      a Delaware corporation


Dated:   May 2, 2007                  By:  /s/ Hyrum A. Mead
                                           -----------------
                                           Hyrum A. Mead
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------